UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

QM U.S. Small-Cap Growth Equity Fund	June 30, 2019
PRDSX	Investor Class
TQAAX	Advisor Class
TQAIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE QM U.S. SMALL-CAP GROWTH EQUITY FUND

HIGHLIGHTS

■	Small-cap growth stocks produced excellent returns in the first half of 2019, and your fund outperformed its benchmark, the MSCI US Small Cap Growth Index.

■	Stock selection, particularly in the information technology and health care sectors, drove the fund’s outperformance versus the benchmark. Stock selection in the consumer discretionary sector detracted from our performance advantage.

■	The fund’s sector allocations as of June 30 were very similar to those of the index. We may occasionally have small sector overweights or underweights, but we aim to outperform through stock selection, rather than through sector bets.

■	Small-cap growth stocks are rich relative to their history, but small-caps generally seem relatively cheap compared with large-caps. Based on this, we expect below-average market returns in the period ahead. If the Federal Reserve is aggressive in reducing interest rates, small-cap stocks could react positively, but uncertainty about the U.S.-China trade dispute could periodically weigh on the markets.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets overcame a bout of volatility in May and recorded exceptional returns in the six months ended June 30, 2019. The large-cap S&P 500 Index reached record highs and notched its best start to a year in over two decades. Overseas equity markets were also strong, while bond prices rose as longer-term interest rates fell to their lowest levels since late 2016.

Markets rebounded to start the year, as many of the worries behind the sell-off in late 2018 receded. Investors seemed most relieved by a dovish pivot in monetary policy. The S&P 500 scored its best daily gain for the period on January 4, after Federal Reserve Chair Jerome Powell pledged that the central bank would respond with all the tools at its disposal to counteract an economic downturn or financial turmoil. The Fed soon paused and kept rates steady following a series of quarterly hikes stretching back to late 2017.

Investors also seemed comforted by progress in U.S.-China trade relations. In March, President Donald Trump postponed a threatened tariff increase on Chinese goods and remarked that the two sides were “getting very close” to a deal. Encouraging statements continued to flow from the White House, and speculation grew that Chinese President Xi Jinping would soon visit Washington to sign an agreement.

Hopes for a deal were dashed in early May, however, sending stocks sharply lower. With negotiations at a standstill, on May 10, the administration increased the tariff rate to 25% from 10% on $200 billion in Chinese goods, as the president had long threatened. China soon retaliated with its own tariffs. A technological “cold war” also seemed to be developing, with both sides taking measures to cut off the other’s access to key components and raw materials. Stocks fell sharply in response, and the small- and mid-cap indexes moved back into correction territory, or down more than 10% from the highs they established late in the previous summer.

Another turn in trade policy in June helped stocks recover their losses. The White House abandoned an earlier threat to put tariffs on Mexican imports in response to immigration issues, and President Trump again softened his stance on China. Markets were closed on the final weekend of the month, when the president announced that he and President Xi had agreed to resume trade negotiations and arranged a truce that would at least temporarily prevent the imposition of further tariffs.

An even bigger factor in the June rebound appeared to be growing confidence that the Fed would cut interest rates rather than merely keep them steady. Fed Chair Powell pledged that policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.” Policymakers also dropped references to being “patient” in adjusting monetary policy. By the end of the month, futures markets were pricing in 75 basis points (0.75 percentage point) of cuts in the second half of the year, with a reasonable chance of more to come in 2020.

The dovish shift in Fed policy has been driven by accumulating evidence of slowing global growth. Rising trade barriers have taken a heavy toll on the global manufacturing sector, and business investment has pulled back as managers confront additional sources of uncertainty, such as the possibility of a disorderly Brexit this October. As a result, corporate earnings growth has stalled in the U.S. and turned negative in other major markets. On the positive side, consumers remain in much better shape, particularly domestically.

We see little evidence to suggest a recession is on the horizon. Indeed, with markets at all-time highs, investors seem willing to bet that this decade-long economic recovery still has legs. We will keep a close eye on developments and rely on our careful fundamental research to avoid pitfalls; I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

FUND COMMENTARY

How did the fund perform in the past six months?

Small-cap growth stocks produced excellent returns in the first half of 2019. Your fund returned 23.49% versus 21.25% for its benchmark, the MSCI US Small Cap Growth Index, and 25.09% for its Lipper peer group index. (Performance for the fund’s Advisor and I Class shares will vary due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Stock selection, particularly in the information technology and health care sectors, drove the fund’s outperformance versus the benchmark. Stock selection in the consumer discretionary sector detracted from our performance advantage. As usual, sector allocations in aggregate had very little impact on relative results.

In the technology sector, software stocks were top contributors, such as data analytics company Fair Isaac and Aspen Technology, whose software enables various businesses in the oil and gas, engineering, construction, and chemicals industries to manufacture and manage their products. We trimmed both positions due to strong price appreciation. IT services companies Booz Allen Hamilton Holding and Broadridge Financial Solutions also performed well. The former provides the U.S. government with differentiated cybersecurity products and services. The latter, which provides investor communications and technology solutions to banks, broker-dealers, mutual funds, and corporate issuers, reported favorable financial results and raised its full-year sales guidance. Broadridge has also been acquiring new assets and customers, which bodes well for recurring revenues. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Various health care stocks produced excellent returns, such as biotechnology company Sarepta Therapeutics, which seeks to develop gene therapy treatments for people with rare genetic-based diseases. Shares spiked on news that Pfizer’s experimental Duchenne muscular dystrophy drug produced suboptimal test results from a safety standpoint compared with Sarepta’s FDA-approved drug Exondys. Another top performer was Exact Sciences, a molecular diagnostics company whose Cologuard screening test for colon cancer is in the early stages of adoption. The company is starting to see utilization rates move higher, driven by improving commercialization efforts. Catalent, which provides contract manufacturing services to the pharmaceutical industry, also did well on news that it would acquire Paragon Bioservices, expanding its capabilities into gene therapy manufacturing.

Our consumer discretionary stock selection hurt performance versus the benchmark. For example, Stamps.com, which enables small businesses, enterprises, and online retailers to print U.S. Postal Service-approved postage, fell sharply after discontinuing its shipping partnership with the U.S. Postal Service and reducing revenue guidance for the year. Shares of off-price retailer Burlington Stores struggled somewhat due to disappointing same-store sales growth. Nevertheless, we believe that Burlington is on the right side of a secular trend in retailing toward off-price retailers that offer bargain-hunting opportunities for consumers.

Looking at the small-cap growth universe’s performance based on the effectiveness of the components of our stock selection process, we see that stocks with larger market capitalizations outperformed smaller stocks in this universe. This helped the fund’s performance, as our portfolio’s median market capitalization ($4.9 billion) exceeded that of the benchmark ($3.1 billion). On the other hand, lower-quality stocks outperformed higher-quality stocks, which worked against us given our quality bias. Also, expensive stocks outperformed cheap stocks; this detracted slightly from performance because we tend to be underweight stocks with higher valuations. Stocks with high returns on equity (ROE) outperformed the index, but stocks with low ROEs also did very well. High-momentum stocks—those that have had strong recent performance—outperformed.

How is the fund positioned?

Some of the fund’s fundamental characteristics are similar to those of the MSCI index. At the end of June, the projected earnings growth rate of our holdings (12.6%) was a little lower than that of the index (14.9%). The fund’s price/earnings (P/E) ratio (25.5) was also lower than that of the index (27.4). The historical earnings growth rate of our holdings (15.8%) was higher than those in the benchmark (13.7%). Also, the fund’s ROE, which measures how effectively and efficiently a company and its management are using stockholder equity, was materially higher (17.5%) than that of the benchmark (13.0%). ROE is one of several important metrics that we consider.

As shown in the Sector Diversification table, the fund’s sector allocations as of June 30 were very similar to those of the index. Health care and information technology were our two largest sector weights in absolute terms, and we have a slight tech sector overweight versus the benchmark. We may occasionally have small overweights or underweights, but we aim to outperform through stock selection, rather than through sector bets. In addition, we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector.

Another means of controlling risk is broad diversification: We had approximately 285 investments at the end of June, and our largest positions represented only 1.1% of assets. A third means of controlling risk is managing position sizes: We tend to have larger positions in companies that are proven or stable. In contrast, we tend to have smaller positions in higher-risk companies.

We made some portfolio changes in the last six months. In health care, we added Amedisys and Horizon Therapeutics (formerly Horizon Pharma). Amedisys is a home health care service provider whose high-quality, low-cost offerings should position the company well versus facility-based competitors. Amedisys also exhibits good growth characteristics at a reasonable valuation. Horizon is a pharmaceutical company transforming into a biotechnology company. We believe Horizon has good growth characteristics, and we like its free cash flow yield.

Elsewhere, we established positions in industrial conglomerate Gardner Denver Holdings and CyberArk Software. Gardener Denver is a quality business with a reasonable valuation. We have a favorable view of the company’s recently announced merger with Ingersoll Rand’s industrial segment (which will be spun off from the parent company), and we expect synergies will be quickly realized. CyberArk is a security software company with a high growth rate, yet our quantitative screens found it to be selling at a reasonable valuation.

We eliminated our stakes in several companies that received offers to be acquired or be taken private, such as Ultimate Software Group, Loxo Oncology, and Travelport Worldwide. We sold Veeva Systems and SVB Financial Group because their market capitalizations became too large. We also exited Sotheby’s, a world-renowned auctioneer and private seller of fine art, decorative arts, jewelry, and collectibles, in favor of higher-ranked companies.

What is portfolio management’s outlook?

The first six months of 2019 was one of the strongest first-half-year periods for stocks in a long time. One major catalyst is that long-term interest rates declined due in part to slowing world economies, creating an expectation among investors that the Federal Reserve will have to cut short-term rates later this year to sustain the expansion.

In recent months, we have seen some noteworthy developments in the small-cap growth universe. For example, stocks with the strongest growth metrics, such as forecast sales growth and forecast earnings per share growth, were not the best performers. We also observed some evidence of outperformance by cheaper stocks with lower P/E ratios in June. High-momentum stocks were the strongest performers.

Small-cap growth stocks are rich relative to their history. This is particularly true in certain industries, such as software. However, small-caps now seem relatively cheap compared with large-caps. Based on this, we expect below-average market returns in the period ahead. If the Fed is aggressive in reducing rates, the market in general, and small-cap stocks in particular, could react positively.

One other major issue affecting market sentiment is the U.S.-China trade dispute. The market reacted negatively to actions taken by the Trump administration during the second quarter. As the quarter ended, however, the U.S. and China agreed to resume trade talks, and the U.S. agreed to not initiate certain actions against Chinese telecom equipment company Huawei Technologies. This was viewed positively by the market. However, uncertainty about duties, supply chains, and pricing may be hurting economic growth in the U.S. and China. A resolution of all the remaining issues could take many months and could periodically weigh on the markets.

The investment landscape is constantly changing, and volatility levels often wax and wane without warning, but our investment strategy remains the same. While we take macroeconomic events into account in the course of monitoring portfolio risks, having a bottom-up stock selection process, and not relying on sector bets versus our benchmark, helps us avoid risks due to large moves in any one sector. We continue to favor high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses. We are grateful for the confidence that our shareholders have in our investment management abilities.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Because the fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions, and their securities may be difficult to trade.

Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 6/30/19 |
|---|---|
| Euronet Worldwide | 1.1% |
| HEICO | 1.1 |
| Bright Horizons Family Solutions | 1.1 |
| Teledyne Technologies | 1.1 |
| Fair Isaac | 1.0 |
| Cable One | 1.0 |
| Booz Allen Hamilton Holding | 0.9 |
| Burlington Stores | 0.9 |
| MarketAxess Holdings | 0.9 |
| Molina Healthcare | 0.9 |
| Pool | 0.8 |
| Array BioPharma | 0.8 |
| Exact Sciences | 0.8 |
| Churchill Downs | 0.8 |
| Aerojet Rocketdyne Holdings | 0.8 |
| ICU Medical | 0.7 |
| Masimo | 0.7 |
| Primerica | 0.7 |
| Zebra Technologies | 0.7 |
| Casey's General Stores | 0.7 |
| Ingevity | 0.7 |
| Live Nation Entertainment | 0.7 |
| Mellanox Technologies | 0.7 |
| Insperity | 0.7 |
| Vail Resorts | 0.7 |
| **Total** | **21.0%** |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

| PORTFOLIO OF INVESTMENTS‡ | Shares | $ Value |
|---|---|---|
| (Cost and value in $000s) | | |
| **COMMON STOCKS 99.4%** | | |
| **COMMUNICATION SERVICES 3.5%** | | |
| **Diversified Telecommunication Services 0.4%** | | |
| GCI Liberty, Class A (1)(2) | 539,299 | 33,145 |
| | | **33,145** |
| **Entertainment 1.4%** | | |
| Live Nation Entertainment (1) | 848,800 | 56,233 |
| Take-Two Interactive Software (1) | 478,100 | 54,279 |
| | | **110,512** |
| **Media 1.7%** | | |
| Cable One | 66,000 | 77,286 |
| Gray Television (1) | 950,100 | 15,572 |
| MSG Networks, Class A (1) | 967,800 | 20,072 |
| Nexstar Media Group, Class A | 253,200 | 25,573 |
| | | **138,503** |
| Total Communication Services | | 282,160 |
| **CONSUMER DISCRETIONARY 13.8%** | | |
| **Auto Components 0.5%** | | |
| Cooper-Standard Holdings (1) | 167,400 | 7,670 |
| LCI Industries | 206,400 | 18,576 |
| Visteon (1)(2) | 310,100 | 18,166 |
| | | **44,412** |
| **Distributors 0.8%** | | |
| Pool | 351,900 | 67,213 |
| | | **67,213** |
| **Diversified Consumer Services 3.4%** | | |
| Bright Horizons Family Solutions (1) | 569,101 | 85,860 |
| Grand Canyon Education (1) | 395,500 | 46,282 |
| Service Corporation International | 1,148,600 | 53,732 |
| ServiceMaster Global Holdings (1) | 986,106 | 51,366 |
| Strategic Education | 150,900 | 26,860 |

| | | |
|---|---|---|
| Weight Watchers International (1) | 254,000 | 4,851 |
| | | **268,951** |
| **Hotels, Restaurants & Leisure 5.5%** | | |
| Boyd Gaming | 1,194,300 | 32,174 |
| Cheesecake Factory (2) | 300,500 | 13,138 |
| Choice Hotels International (2) | 322,500 | 28,061 |
| Churchill Downs | 543,640 | 62,557 |
| Denny's (1) | 1,669,619 | 34,277 |
| Domino's Pizza | 128,387 | 35,728 |
| Hilton Grand Vacations (1) | 790,900 | 25,166 |
| Marriott Vacations Worldwide | 57,400 | 5,533 |
| Papa John's International (2) | 481,400 | 21,528 |
| Penn National Gaming (1) | 1,401,582 | 26,994 |
| Ruth's Hospitality Group | 907,200 | 20,603 |
| Six Flags Entertainment | 334,900 | 16,638 |
| Texas Roadhouse | 695,700 | 37,338 |
| Vail Resorts | 245,830 | 54,864 |
| Wendy's | 1,106,000 | 21,656 |
| | | **436,255** |
| **Household Durables 0.6%** | | |
| Helen of Troy (1) | 350,200 | 45,732 |
| | | **45,732** |
| **Internet & Direct Marketing Retail 0.4%** | | |
| Liberty Expedia Holdings, Class A (1) | 381,199 | 18,217 |
| Shutterfly (1) | 206,900 | 10,459 |
| | | **28,676** |
| **Leisure Products 0.3%** | | |
| Brunswick | 477,940 | 21,933 |
| | | **21,933** |
| **Specialty Retail 1.5%** | | |
| Aaron's | 238,359 | 14,637 |
| Burlington Stores (1) | 418,700 | 71,242 |
| Children's Place (2) | 110,900 | 10,578 |

| | | |
|---|---|---|
| Murphy USA (1) | 329,000 | 27,646 |
| | | **124,103** |
| **Textiles, Apparel & Luxury Goods 0.8%** | | |
| Carter's | 319,700 | 31,184 |
| Steven Madden | 982,450 | 33,354 |
| | | **64,538** |
| Total Consumer Discretionary | | 1,101,813 |
| **CONSUMER STAPLES 3.8%** | | |
| **Beverages 0.8%** | | |
| Boston Beer, Class A (1)(2) | 97,500 | 36,831 |
| Coca-Cola Consolidated | 90,700 | 27,142 |
| | | **63,973** |
| **Food & Staples Retailing 1.6%** | | |
| Casey's General Stores | 363,100 | 56,640 |
| Performance Food Group (1) | 1,148,600 | 45,979 |
| Sprouts Farmers Market (1) | 1,156,500 | 21,846 |
| | | **124,465** |
| **Food Products 1.3%** | | |
| J&J Snack Foods | 224,881 | 36,195 |
| John B. Sanfilippo & Son | 175,300 | 13,970 |
| Post Holdings (1) | 363,790 | 37,823 |
| TreeHouse Foods (1) | 321,500 | 17,393 |
| | | **105,381** |
| **Personal Products 0.1%** | | |
| Nu Skin Enterprises, Class A | 125,700 | 6,199 |
| | | **6,199** |
| Total Consumer Staples | | 300,018 |
| **ENERGY 2.1%** | | |
| **Energy Equipment & Services 0.5%** | | |
| Apergy (1) | 724,400 | 24,296 |
| Computer Modelling Group (CAD) | 213,600 | 1,187 |
| Dril-Quip (1) | 176,351 | 8,465 |
| Exterran (1) | 250,700 | 3,565 |

| | | |
|---|---|---|
| RPC (2) | 506,600 | 3,653 |
| | | **41,166** |
| **Oil, Gas & Consumable Fuels 1.6%** | | |
| Centennial Resource Development, Class A (1)(2) | 1,614,800 | 12,257 |
| Matador Resources (1)(2) | 1,414,900 | 28,128 |
| PBF Energy, Class A | 916,200 | 28,677 |
| PDC Energy (1) | 576,350 | 20,783 |
| WPX Energy (1) | 3,175,000 | 36,544 |
| | | **126,389** |
| Total Energy | | 167,555 |
| **FINANCIALS 5.6%** | | |
| **Banks 1.6%** | | |
| Ameris Bancorp (2) | 617,900 | 24,216 |
| Carolina Financial | 531,693 | 18,657 |
| CenterState Bank | 1,073,700 | 24,727 |
| First Bancorp North Carolina | 739,600 | 26,936 |
| Signature Bank | 136,300 | 16,470 |
| Western Alliance Bancorp (1) | 440,200 | 19,686 |
| | | **130,692** |
| **Capital Markets 2.2%** | | |
| Cboe Global Markets | 394,900 | 40,924 |
| E*TRADE Financial | 373,427 | 16,655 |
| FactSet Research Systems (2) | 61,800 | 17,709 |
| MarketAxess Holdings | 219,900 | 70,680 |
| MSCI | 108,548 | 25,920 |
| | | **171,888** |
| **Consumer Finance 0.5%** | | |
| Green Dot, Class A (1) | 356,300 | 17,423 |
| PRA Group (1) | 269,900 | 7,595 |
| SLM | 1,665,800 | 16,192 |
| | | **41,210** |
| **Insurance 1.0%** | | |
| Heritage Insurance Holdings | 267,200 | 4,117 |
| Primerica | 486,100 | 58,308 |

| | | |
|---|---|---|
| Universal Insurance Holdings | 551,900 | 15,398 |
| | | **77,823** |
| **Thrifts & Mortgage Finance 0.3%** | | |
| MGIC Investment (1) | 904,500 | 11,885 |
| Radian Group | 677,300 | 15,477 |
| | | **27,362** |
| Total Financials | | 448,975 |
| **HEALTH CARE 23.5%** | | |
| **Biotechnology 7.5%** | | |
| ACADIA Pharmaceuticals (1)(2) | 769,900 | 20,579 |
| Acceleron Pharma (1) | 276,500 | 11,359 |
| Agios Pharmaceuticals (1)(2) | 319,881 | 15,956 |
| Aimmune Therapeutics (1)(2) | 280,489 | 5,840 |
| Alkermes (1) | 217,100 | 4,893 |
| Alnylam Pharmaceuticals (1) | 40,700 | 2,953 |
| Amicus Therapeutics (1) | 598,400 | 7,468 |
| Array BioPharma (1)(2) | 1,411,100 | 65,376 |
| Bluebird Bio (1)(2) | 106,600 | 13,560 |
| Blueprint Medicines (1) | 254,656 | 24,022 |
| CRISPR Therapeutics (1)(2) | 234,500 | 11,045 |
| Emergent BioSolutions (1) | 571,200 | 27,595 |
| Enanta Pharmaceuticals (1) | 76,100 | 6,421 |
| Exelixis (1) | 254,300 | 5,434 |
| FibroGen (1) | 368,700 | 16,658 |
| Genomic Health (1) | 298,700 | 17,375 |
| Global Blood Therapeutics (1)(2) | 247,890 | 13,039 |
| GlycoMimetics (1)(2) | 281,900 | 3,360 |
| Immunomedics (1)(2) | 627,974 | 8,710 |
| Insmed (1)(2) | 640,800 | 16,405 |
| Ionis Pharmaceuticals (1)(2) | 143,200 | 9,203 |
| Ironwood Pharmaceuticals (1)(2) | 672,300 | 7,355 |
| Ligand Pharmaceuticals (1)(2) | 234,800 | 26,802 |
| Madrigal Pharmaceuticals (1)(2) | 34,100 | 3,574 |
| Mirati Therapeutics (1)(2) | 160,800 | 16,562 |
| Neurocrine Biosciences (1) | 193,326 | 16,323 |

| | | |
|---|---|---|
| PTC Therapeutics (1) | 347,000 | 15,615 |
| Repligen (1)(2) | 422,500 | 36,314 |
| Sage Therapeutics (1)(2) | 266,159 | 48,731 |
| Sarepta Therapeutics (1)(2) | 208,800 | 31,727 |
| Seattle Genetics (1)(2) | 181,400 | 12,555 |
| Spark Therapeutics (1)(2) | 215,400 | 22,053 |
| Ultragenyx Pharmaceutical (1)(2) | 313,285 | 19,894 |
| uniQure (1)(2) | 253,100 | 19,780 |
| Xencor (1) | 404,100 | 16,540 |
| | | **601,076** |
| **Health Care Equipment & Supplies 5.8%** | | |
| Avanos Medical (1) | 287,600 | 12,542 |
| Cantel Medical | 418,500 | 33,748 |
| Cooper | 60,950 | 20,533 |
| Exact Sciences (1)(2) | 538,700 | 63,588 |
| Globus Medical, Class A (1) | 541,000 | 22,884 |
| Haemonetics (1) | 417,500 | 50,242 |
| ICU Medical (1) | 234,598 | 59,098 |
| Inogen (1) | 88,400 | 5,902 |
| Lantheus Holdings (1) | 339,333 | 9,603 |
| LivaNova (1) | 326,200 | 23,473 |
| Masimo (1) | 395,900 | 58,918 |
| NuVasive (1) | 430,000 | 25,172 |
| Penumbra (1)(2) | 202,100 | 32,336 |
| West Pharmaceutical Services | 351,000 | 43,928 |
| | | **461,967** |
| **Health Care Providers & Services 4.5%** | | |
| Addus HomeCare (1) | 334,400 | 25,063 |
| Amedisys (1) | 233,300 | 28,325 |
| BioTelemetry (1) | 410,300 | 19,756 |
| Chemed | 147,000 | 53,044 |
| CorVel (1) | 198,166 | 17,243 |
| Encompass Health | 434,600 | 27,536 |
| Ensign Group | 813,500 | 46,304 |
| Molina Healthcare (1) | 488,400 | 69,910 |

| | | |
|---|---|---|
| U.S. Physical Therapy | 259,200 | 31,770 |
| WellCare Health Plans (1) | 125,500 | 35,776 |
| | | **354,727** |
| **Health Care Technology 0.7%** | | |
| Omnicell (1) | 476,500 | 40,993 |
| Tabula Rasa HealthCare (1)(2) | 315,900 | 15,773 |
| | | **56,766** |
| **Life Sciences Tools & Services 2.6%** | | |
| Bio-Rad Laboratories, Class A (1) | 108,800 | 34,010 |
| Bruker | 326,200 | 16,294 |
| Cambrex (1) | 441,500 | 20,666 |
| Charles River Laboratories International (1) | 379,200 | 53,808 |
| Medpace Holdings (1) | 420,300 | 27,496 |
| PRA Health Sciences (1) | 539,311 | 53,473 |
| | | **205,747** |
| **Pharmaceuticals 2.4%** | | |
| Aerie Pharmaceuticals (1)(2) | 243,100 | 7,184 |
| Assertio Therapeutics (1) | 859,400 | 2,965 |
| Catalent (1) | 1,001,441 | 54,288 |
| Horizon Pharma (1) | 768,100 | 18,481 |
| Innoviva (1)(2) | 562,600 | 8,192 |
| Jazz Pharmaceuticals (1) | 65,700 | 9,366 |
| MyoKardia (1)(2) | 240,480 | 12,058 |
| Nektar Therapeutics (1)(2) | 266,600 | 9,486 |
| Pacira Pharmaceuticals (1) | 227,900 | 9,911 |
| Phibro Animal Health, Class A | 425,100 | 13,505 |
| Prestige Consumer Healthcare (1) | 656,800 | 20,807 |
| Supernus Pharmaceuticals (1) | 522,000 | 17,273 |
| TherapeuticsMD (1)(2) | 1,146,700 | 2,981 |
| Theravance Biopharma (1)(2) | 333,329 | 5,443 |
| WaVe Life Sciences (1) | 104,947 | 2,738 |
| | | **194,678** |
| Total Health Care | | 1,874,961 |

| | | |
|---|---|---|
| **INDUSTRIALS & BUSINESS SERVICES 17.2%** | | |
| **Aerospace & Defense 4.5%** | | |
| Aerojet Rocketdyne Holdings (1)(2) | 1,343,300 | 60,140 |
| BWX Technologies | 43,200 | 2,251 |
| Curtiss-Wright | 332,300 | 42,245 |
| HEICO, Class A | 838,025 | 86,627 |
| Hexcel | 551,400 | 44,597 |
| Moog, Class A | 427,200 | 39,990 |
| Teledyne Technologies (1) | 310,830 | 85,127 |
| | | **360,977** |
| **Air Freight & Logistics 0.3%** | | |
| XPO Logistics (1)(2) | 442,600 | 25,587 |
| | | **25,587** |
| **Building Products 1.3%** | | |
| AAON | 265,600 | 13,328 |
| Lennox International | 195,600 | 53,790 |
| Patrick Industries (1) | 579,050 | 28,484 |
| Resideo Technologies (1) | 294,500 | 6,455 |
| | | **102,057** |
| **Commercial Services & Supplies 2.6%** | | |
| Advanced Disposal Services (1) | 880,044 | 28,082 |
| Casella Waste Systems, Class A (1) | 1,324,400 | 52,486 |
| frontdoor (1) | 530,903 | 23,121 |
| Healthcare Services Group (2) | 281,700 | 8,541 |
| Rollins | 1,078,837 | 38,698 |
| UniFirst | 177,400 | 33,452 |
| US Ecology | 379,500 | 22,596 |
| | | **206,976** |
| **Electrical Equipment 0.6%** | | |
| Atkore International Group (1) | 721,343 | 18,661 |
| Generac Holdings (1) | 371,800 | 25,807 |
| | | **44,468** |
| **Machinery 4.1%** | | |
| Chart Industries (1)(2) | 38,000 | 2,921 |

| | | |
|---|---|---|
| Douglas Dynamics | 497,000 | 19,775 |
| EnPro Industries | 83,500 | 5,331 |
| Gardner Denver Holdings (1) | 717,800 | 24,836 |
| Graco | 751,210 | 37,696 |
| IDEX | 114,400 | 19,693 |
| John Bean Technologies | 330,700 | 40,058 |
| Lincoln Electric Holdings | 179,600 | 14,785 |
| Lydall (1) | 453,300 | 9,157 |
| Middleby (1) | 108,500 | 14,723 |
| Milacron Holdings (1) | 774,047 | 10,682 |
| Nordson | 187,500 | 26,495 |
| Standex International | 79,400 | 5,807 |
| Toro | 713,800 | 47,753 |
| Woodward | 413,830 | 46,829 |
| | | **326,541** |
| **Professional Services 2.3%** | | |
| ASGN (1) | 618,753 | 37,496 |
| Exponent | 738,516 | 43,233 |
| Insperity | 453,600 | 55,403 |
| TransUnion | 594,982 | 43,737 |
| | | **179,869** |
| **Road & Rail 0.9%** | | |
| Landstar System | 322,600 | 34,837 |
| Old Dominion Freight Line | 262,400 | 39,166 |
| | | **74,003** |
| **Trading Companies & Distributors 0.6%** | | |
| Beacon Roofing Supply (1) | 279,700 | 10,270 |
| Univar (1) | 639,100 | 14,086 |
| Watsco | 167,500 | 27,391 |
| | | **51,747** |
| Total Industrials & Business Services | | 1,372,225 |
| **INFORMATION TECHNOLOGY 21.8%** | | |
| **Communications Equipment 0.5%** | | |
| NetScout Systems (1) | 52,200 | 1,326 |

| | | |
|---|---|---|
| Plantronics | 224,300 | 8,308 |
| Ubiquiti Networks (2) | 216,100 | 28,417 |
| | | **38,051** |
| **Electronic Equipment, Instruments & Components 3.3%** | | |
| Cognex | 528,500 | 25,357 |
| Coherent (1) | 235,830 | 32,160 |
| ePlus (1) | 110,300 | 7,604 |
| Littelfuse | 215,900 | 38,195 |
| Novanta (1) | 557,100 | 52,535 |
| OSI Systems (1) | 372,500 | 41,955 |
| Tech Data (1) | 98,900 | 10,345 |
| Zebra Technologies, Class A (1) | 278,100 | 58,259 |
| | | **266,410** |
| **IT Services 5.3%** | | |
| Booz Allen Hamilton Holding | 1,114,400 | 73,784 |
| Broadridge Financial Solutions | 264,800 | 33,810 |
| Cardtronics, Class A (1) | 603,744 | 16,494 |
| CoreLogic (1) | 696,900 | 29,151 |
| Euronet Worldwide (1) | 544,300 | 91,573 |
| Gartner (1) | 145,200 | 23,369 |
| GTT Communications (1)(2) | 337,601 | 5,942 |
| Jack Henry & Associates | 115,000 | 15,401 |
| MAXIMUS | 694,400 | 50,372 |
| Science Applications International | 341,900 | 29,595 |
| WEX (1) | 243,020 | 50,572 |
| | | **420,063** |
| **Semiconductors & Semiconductor Equipment 4.1%** | | |
| Advanced Energy Industries (1) | 373,500 | 21,017 |
| Cabot Microelectronics | 195,500 | 21,521 |
| Cirrus Logic (1) | 481,130 | 21,025 |
| Entegris (2) | 1,018,700 | 38,018 |
| Ichor Holdings (1) | 307,500 | 7,269 |
| MaxLinear (1)(2) | 1,318,000 | 30,894 |
| Mellanox Technologies (1) | 504,500 | 55,833 |
| MKS Instruments | 489,700 | 38,143 |

| | | |
|---|---|---|
| Monolithic Power Systems | 220,000 | 29,872 |
| Nanometrics (1) | 546,100 | 18,955 |
| Versum Materials | 803,400 | 41,439 |
| | | **323,986** |
| **Software 8.4%** | | |
| ACI Worldwide (1) | 1,070,100 | 36,747 |
| Aspen Technology (1) | 341,700 | 42,466 |
| Blackbaud | 517,800 | 43,236 |
| Ceridian HCM Holding (1)(2) | 246,700 | 12,384 |
| CommVault Systems (1) | 447,700 | 22,215 |
| CyberArk Software (1) | 196,900 | 25,172 |
| Descartes Systems Group (1) | 400,700 | 14,806 |
| Envestnet (1) | 635,100 | 43,422 |
| Fair Isaac (1) | 256,100 | 80,421 |
| Fortinet (1) | 304,900 | 23,425 |
| j2 Global | 250,840 | 22,297 |
| LogMeIn | 181,700 | 13,388 |
| Manhattan Associates (1) | 427,200 | 29,618 |
| Pegasystems | 541,500 | 38,560 |
| Proofpoint (1) | 333,300 | 40,079 |
| PTC (1) | 167,950 | 15,075 |
| Qualys (1)(2) | 417,400 | 36,347 |
| RealPage (1) | 664,533 | 39,108 |
| SS&C Technologies Holdings | 815,600 | 46,987 |
| Tyler Technologies (1) | 191,000 | 41,260 |
| | | **667,013** |
| **Technology Hardware, Storage & Peripherals 0.2%** | | |
| NCR (1) | 598,500 | 18,613 |
| | | **18,613** |
| Total Information Technology | | 1,734,136 |
| **MATERIALS 4.4%** | | |
| **Chemicals 3.3%** | | |
| AdvanSix (1) | 489,000 | 11,946 |
| Chase | 258,000 | 27,771 |

| | | |
|---|---|---|
| Ingevity (1) | 535,200 | 56,287 |
| Innospec | 429,400 | 39,178 |
| Minerals Technologies | 238,900 | 12,784 |
| NewMarket | 55,900 | 22,413 |
| PolyOne | 563,400 | 17,685 |
| Quaker Chemical | 187,200 | 37,979 |
| Scotts Miracle-Gro (2) | 242,700 | 23,906 |
| Stepan | 131,138 | 12,053 |
| | | **262,002** |
| **Construction Materials 0.4%** | | |
| Eagle Materials | 323,600 | 29,998 |
| | | **29,998** |
| **Containers & Packaging 0.6%** | | |
| Berry Global Group (1) | 869,700 | 45,737 |
| | | **45,737** |
| **Metals & Mining 0.1%** | | |
| Worthington Industries | 291,200 | 11,724 |
| | | **11,724** |
| Total Materials | | 349,461 |
| **REAL ESTATE 3.3%** | | |
| **Equity Real Estate Investment Trusts 3.2%** | | |
| Americold Realty Trust, REIT (2) | 1,099,364 | 35,641 |
| CoreSite Realty, REIT | 335,300 | 38,617 |
| CubeSmart, REIT | 711,000 | 23,776 |
| CyrusOne, REIT | 555,200 | 32,046 |
| Equity LifeStyle Properties, REIT | 312,500 | 37,919 |
| First Industrial Realty Trust, REIT | 882,600 | 32,427 |
| PS Business Parks, REIT | 126,300 | 21,285 |
| Terreno Realty, REIT | 740,500 | 36,314 |
| | | **258,025** |
| **Real Estate Management & Development 0.1%** | | |
| Kennedy-Wilson Holdings | 161,200 | 3,316 |
| | | **3,316** |
| Total Real Estate | | 261,341 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Quantitative Management Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The QM U.S. Small-Cap Growth Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies. The fund has three classes of shares: the QM U.S. Small-Cap Growth Equity Fund (Investor Class), the QM U.S. Small-Cap Growth Equity Fund–Advisor Class (Advisor Class), and the QM U.S. Small-Cap Growth Equity Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 1% fee was assessed on redemptions of fund shares held 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2019, the value of loaned securities was $409,497,000; the value of cash collateral and related investments was $420,527,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $704,574,000 and $731,795,000, respectively, for the six months ended June 30, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2018, the fund had $8,550,000 of available capital loss carryforwards.

At June 30, 2019, the cost of investments for federal income tax purposes was $6,376,138,000. Net unrealized gain aggregated $2,012,649,000 at period-end, of which $2,409,423,000 related to appreciated investments and $396,774,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2019, the effective annual group fee rate was 0.29%.

Prior to April 30, 2019, the Advisor Class’s contractual expense limitation was 1.10%. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $484,000 for T. Rowe Price Services, Inc.; and $66,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - BORROWING

The fund may also borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended June 30, 2019, the fund incurred $2,000 in interest expense related to outstanding borrowings on 1 day in the average amount of $16,300,000 and at an average annual rate of 3.47%. At June 30, 2019, there were no borrowings outstanding.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group) and second quintile (Advisor Class Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2019